UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2005

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XL CAPITAL LTD

(Exact name of registrant as specified in its charter)

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Cayman Islands	1-10809	98-0191089
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events.

      On December 9, 2005, XL Capital Ltd, a Cayman Islands exempted limited company (the “Company” or the “Registrant”), issued 29,800,000 7.00% Equity Security Units (the “Units”) in a public offering. The Company sold the Units pursuant to an Underwriting Agreement, dated as of December 6, 2005, by and among the Company and Goldman, Sachs & Co., Citigroup Global Markets Inc. and the other underwriters named in Schedule I thereto, as the underwriters. The Registrant received $722,650,000 in net proceeds, before offering expenses payable by the Registrant, from the sale of the Units. Each Unit has a stated amount of $25 and initially consists of (a) a contract pursuant to which the holder agrees to purchase, for $25, Class A Ordinary Shares of the Company on February 15, 2009 and (b) a 1/40, or 2.5%, ownership interest in a 5.25% senior note issued by the Company due February 15, 2011 with a principal amount of $1,000. The senior notes were issued under a Senior Debt Indenture, which the Company entered into with The Bank of New York, as Trustee, on June 2, 2004, and a Third Supplemental Indenture, which the Company entered into with The Bank of New York, as Trustee, on December 9, 2005.

      On December 9, 2005, the Registrant issued 38,922,900 of its Class A Ordinary Shares, par value $0.01 per share (the “Ordinary Shares”), in a public offering, including 5,076,900 Ordinary Shares issued upon the exercise in full by the underwriters of their option to purchase additional Ordinary Shares in connection with the offering. The Company sold the Ordinary Shares pursuant to an Underwriting Agreement, dated as of December 6, 2005, by and among the Company and Goldman, Sachs & Co., Citigroup Global Markets Inc. and the other underwriters named in Schedule I thereto, as the underwriters. The Registrant received $2,455,338,845 in net proceeds, before offering expenses payable by the Registrant, from the sale of the Ordinary Shares.

      This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection therewith as exhibits to the shelf registration statement on Form S-3 (Registration No. 333-130036) filed with the Securities and Exchange Commission on December 1, 2005 by the Registrant, XL Capital Finance (Europe) plc, XL Capital Trust I, XL Capital Trust II and XL Capital Trust III (the “Registration Statement”), which became effective on December 1, 2005, and such Exhibits are hereby incorporated into the Registration Statement by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 6, 2005, by and among the Registrant and Gold-
man, Sachs & Co., Citigroup Global Markets Inc. and the other underwriters named on
Schedule I thereto, as Underwriters.

1.2	Underwriting Agreement, dated December 6, 2005, by and among the Registrant and Gold-
man, Sachs & Co., Citigroup Global Markets Inc. and the other underwriters named on
Schedule I thereto, as Underwriters.

4.2	Third Supplemental Indenture, dated December 9, 2005, to the Indenture, dated as of June 2,
2004, between the Registrant and The Bank of New York, as trustee.

4.3	Purchase Contract Agreement, dated December 9, 2005, between the Registrant and The
Bank of New York, as Purchase Contract Agent.

4.4	Pledge Agreement, dated December 9, 2005, by and among the Registrant and The Bank of
New York, as Collateral Agent, Custodial Agent and Securities Intermediary, and The Bank
of New York, as Purchase Contract Agent.

4.5	Form of Remarketing Agreement to be entered into by and among the Registrant and The Bank of
New York, as Purchase Contract Agent, and a remarketing agent to be named therein, as
Remarketing Agent.

4.6	Form of Normal Units Certificate (included in Exhibit 4.3 hereto).

4.7	Form of Stripped Units Certificate (included in Exhibit 4.3 hereto).

4.8	Form of Senior Note (included in Exhibit 4.2 hereto).

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2005

XL CAPITAL LTD
(Registrant)

By:	/s/ Fiona Luck

	Name:	Fiona Luck
	Title:	Executive Vice President,
Global Head of Corporate Services &
Assistant Secretary